SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549



                                  FORM 8-K


                               CURRENT REPORT

                      Pursuant to Section 13 or 15 (d)
                  of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)         November 9, 2001
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                         JACKSONVILLE BANCORP, INC.
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         TEXAS                        0-28070                 75-2632781
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  (State of Incorporation)      (Commission File No.)          (IRS No.)



COMMERCE AND NECHES STREET         JACKSONVILLE, TEXAS           75766
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(Address of Principal Executive Offices)                       (Zip Code)



                                 (903) 586-9861
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              (Registrant's Telephone Number, Including Area Code)




                                 NOT APPLICABLE
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         (Former Name or Former Address, If Changed Since Last Report)




Item 2.   Acquisition or Disposition of Assets

          (a) On November 9, 2001, following receipt of all required regulatory approvals, Jacksonville Savings Bank, SSB ("Jacksonville"), the wholly owned subsidiary of Jacksonville Bancorp, Inc. (the "Company"), completed the acquisition (the "Acquisition") of the Carthage, Texas branch office with aggregate deposits of approximately $44.9 million from Jefferson Heritage Bank ("Jefferson Heritage"), Denton, Texas, a wholly owned subsidiary of Union Planters Holding Corporation ("UPHC"). Jacksonville paid a premium of 8.0% for the acquired deposits. In addition to the branch office and the deposits, Jacksonville acquired approximately $40.5 million in cash and $503,000 of loans. These amounts are subject to adjustment but are not expected to vary significantly. Other than the Acquisition, there was no material relationship between Jefferson Heritage and the Company or Jacksonville, any director or officer of the Company, or any associate of any such director or officer.

     On November 13, 2001, the business day following completion, the Carthage branch office opened for business fully converted to a Jacksonville branch office with the same staff in place. Jacksonville now operates eight full service branches throughout East Texas in addition to its home office in Jacksonville, Texas.

     The Acquisition was pursuant to a Branch Purchase and Assumption Agreement (the "Agreement"), between Jefferson Heritage, UPHC and Jacksonville, dated June 28, 2001, as amended August 22, 2001. The Agreement and the press release issued by the Company on November 26, 2001 (the "Press Release") with respect to the Acquisition are attached hereto as exhibits to this Form 8-K and are incorporated herein by reference. The foregoing summaries of the Agreement and the Press Release do not purport to be complete and are qualified in their entirety by reference to such Agreement and Press Release.

          (b) The physical property acquired in connection with the branch purchase was used by Jefferson Heritage as a branch office. Jacksonville intends to continue such use.

     For additional information, reference is made to Item 7 below:

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Financial Statements:

               Not applicable.

          (b)  Pro Forma Financial Information:

               Not applicable.



          (c)  Exhibits:

               (10) Branch Purchase and Assumption Agreement by and between Jefferson Heritage Bank, Union Planters Holding Corporation and Jacksonville Savings Bank, SSB, dated as of June 28, 2001, as amended August 22, 2001 (without Schedules)

               (99.1) Press Release issued on July 13, 2001 with respect to the Agreement*

               (99.2) Press Release issued on November 26, 2001 with respect to completion of the Acquisition



























______________________
*    Incorporated herein by reference to the Company's Form 8-K, dated
     July 16, 2001.



                                SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        JACKSONVILLE BANCORP, INC.



Date:     11/26/01                      By: /s/ Jerry Chancellor
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                                            Jerry Chancellor
                                            President